UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 14, 2012

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05.  Costs Associated with Exit or Disposal Activities

On November 14, 2012, Texas Instruments Incorporated ("TI") announced that it will reduce costs and focus investments in its Wireless business on embedded markets with greater potential for sustainable growth.  Cost reductions include the elimination of about 1,700 jobs worldwide.  TI estimates that these actions will be substantially complete by the end of 2013.

Total charges for these actions are estimated to be about $325 million, of which about $220 million is for severance and related benefits and most of the remainder is for noncash impairments of intangible assets related to the Wireless business, including goodwill. Most of these charges will be recognized in the fourth quarter of 2012.  The severance and related benefits will result in future cash expenditures.

As a result of these actions, TI expects annualized savings of about $450 million by the end of 2013.

ITEM 7.01. Regulation FD Disclosure

On November 14, 2012, TI issued a news release announcing the actions described in Item 2.05 above. The news release is attached hereto as Exhibit 99.

ITEM 9.01. Exhibits

Designation of Exhibit in this Report	Description of Exhibit

99	Registrant's News Release (furnished pursuant to Item 7.01)
Dated November 14, 2012

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

This report includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified by phrases such as TI or its management "expects," "estimates" or other words or phrases of similar import.  Similarly, statements herein that describe TI’s business strategy, outlook, objectives, plans, intentions, goals or anticipated cost savings also are forward-looking statements.  All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including but not limited to the ability of TI to complete its cost-reduction actions in a timely manner and to realize opportunities for our OMAP processor and wireless connectivity product lines in embedded markets; and the other risks and important factors contained and identified in the Risk Factors discussion in Item 1A of TI's Form 10-Q for the quarter ended March 31, 2012.  The forward-looking statements included in this report are made only as of the date of this report, and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: November 19, 2012	By:	/s/ KEVIN P. MARCH
Kevin P. March
Senior Vice President and
Chief Financial Officer